Dear Shareholders It remains a volatile world with the war in Ukraine, massive refugee crisis in Europe, goods and wage inflation, ongoing supply chain challenges, Covid-19 on the rise in China, and we remain in a global pandemic. These macro events have made it clear that the need for Information Management and digitalization has never been greater. This acceleration in information-led transformations is evident in OpenText’s discussions with customers, partners, in our performance, and in our sales pipeline. The best answer for organizations facing inflation is digitalization; the best answer to supply chain disruption is digitalization; and the best way to manage wage inflation is digitalization. By digitalization I mean taking all forms of work and making them machine-readable, and when machine-readable, using the information and learnings to have people and computers get smarter, go faster, and ultimately, gain an information advantage. In our experience, the transformations that yield the best results are those transformations that are information-led. And the best solution to help organizations gain an information-led transformation is the OpenText Cloud. We are optimistic and believe in the transformative nature of innovation and technology. Information Management is essential to power and protect organizations of all sizes, as they elevate themselves to their fullest potential. Our mission remains to deliver Information Management - at scale, in the cloud, for organizations of all sizes. Our OpenText offices are open. We have begun to return to our physical workplaces where we are better together and human collaboration is irreplicable. In June, we plan to host our annual OpenText World Europe conference live from Munich, and we will bring our employees together in person at our company kickoff in July. I hope you can join us at OpenText World Europe on June 21-22. May the one that brings peace, bring peace for all. We are each privileged, not because of our economic upbringing, but rather, because we were raised in environments that allowed us to be optimistic. And I have never been more optimistic about our future, reinforced by a strong Q3, robust expectations for Q4, and our confidence to be in our expected range of 3% to 4% total revenue growth for Fiscal 2022. OpenText’s strong third-quarter performance, amidst challenging global macro-dynamics, reflects the strength, durability and resiliency of the OpenText business model. Our cloud strategy is working, and we are seeing the results of our efforts as we help our customers to digitize, transform and grow. We continue to invest in talent, innovation, and technology to drive our growth strategy and we are well positioned to grow and extend our leadership in the $92 billion Information Management market. OpenText Quarterly Shareholder Letter For the third quarter ended March 31, 2022 (Q3, FY’22) May 4, 2022 1

Adoption of our Cloud Editions products continues to grow, reflecting our strong track record of investing in market-leading innovations to create superior customer value. Our Total Growth Strategy is a proven model, creating long-term shareholder value through Total Growth (organic and acquired), capital efficiency and profitability. We ended the third quarter with demonstrable momentum behind the OpenText growth engine. Key-highlights in the quarter include the following results compared to Y/Y: Quarter Highlights Q3 Financial Results • Record Q3 total revenues of $882.3 million, up 5.9% as reported, up 8.0% in Constant Currency(1) (CC) • Fifth consecutive quarter of organic growth(2) • Record Annual Recurring Revenues(3) (ARR) of $734.5 million, up 6.2% as reported, up 8.1% in CC and accounting for 83% of total revenues • Record Cloud revenues of $401.9 million, up 13.0% as reported and up 14.3% in CC • Cloud revenues, at 45.6% of total revenues, is our largest revenue line and our leading growth opportunity • Another quarter of double-digit Y/Y enterprise cloud bookings growth • Continued investment in talent and technology to drive our future growth strategy • GAAP-based net income of $74.7 million or 8.5% of total revenues. Adjusted EBITDA (A-EBITDA)(4) of $284.5 million or 32.2% of total revenues, continuing our track record of upper quartile profitability • Operating cash flows (OCF) of $323.6 million or 36.7% of total revenues. Free cash flows (FCF)(4) of $306.0 million or 34.7% of total revenues Outlook • There is no change to our FY’22 total revenues growth target of 3%-4% and our FY’22 Cloud revenues growth target of 8%-10% • We expect total revenue growth to be closer to 3%. Please recall, the Euro was trading 1.2 to the US Dollar approximately a year ago, and as I write this letter, it is trading at 1.05, more than a 10% decline • We are providing demonstrable progress towards our FY’24 organic growth aspirations of 2%-4% Balance Sheet and Capital Allocation • We have a solid balance sheet and strong capital deployment strategy with 33% of TTM 12-month FCF targeted towards share buybacks and dividends. Our buyback strategy is intended to hold our share count constant over time. Our dividend strategy is to return approximately 20% of TTM 12-month FCF to shareholders • We repurchased and canceled 1.0 million of OpenText common shares during the quarter for total consideration of $45.1 million under our share repurchase plans • The Board of Directors declared a cash dividend of $0.2209 per common share payable on June 24, 2022, to shareholders of record on June 3, 2022 (1) CC: Constant currency for this purpose is defined as the current period reported revenues/expenses/earnings represented at the prior comparative period's foreign exchange rate. (2) Organic revenue growth is calculated by removing the revenue contribution from newly acquired companies for the first-year post acquisition. (3) Annual recurring revenues is defined as the sum of Cloud services and subscriptions revenue and Customer support revenue. (4) Please see Appendix for "Use of Non-GAAP Financial Measures" and “Reconciliation of selected GAAP-based measures to non-GAAP-based measures” for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measure. 2

Third Quarter FY’22 Results (March 31, 2022) For the three months ended March 31, 2022, OpenText delivered another strong quarter including record revenues for Q3, record ARR, record Cloud revenues and double-digit year-over-year TTM enterprise cloud bookings growth. Our results were supported by 94% Customer Support renewals and 93% Cloud renewals (excluding Carbonite and Zix). Consistent Track Record of Strong Profitability and Free Cash Flows(1) For the three months ended March 31, 2022, OpenText reported net income of $74.7 million and net income margin of 8.5%. OpenText generated $323.6 million of OCF or 36.7% of total revenues and $306.0 million of FCF(1) or 34.7% of total revenues. Our cash conversion cycle remained very healthy. Resilient Balance Sheet We finished the quarter with $1.6 billion of cash and a net leverage ratio of 1.9x (excluding restricted cash). Our cash flow engine and financial discipline remain strong. During the quarter, we paid approximately $59.1 million in dividends, and under our share repurchase plans, we repurchased and canceled 1.0 million shares for a total consideration of $45.1 million. (1) Please see Appendix for "Use of Non-GAAP Financial Measures" and “Reconciliation of selected GAAP-based measures to non-GAAP-based measures” for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measure. (2) Consolidated Net Leverage Ratio (pro forma) is calculated using bank covenant methodology. 3

2022 Investor Day In March we held our annual Investor Day and I encourage shareholders to view the presentation materials in the “Events & Presentations” section of our investor website. In case you were unable to attend, here are some salient points. At Investor Day, we highlighted: • Our Information Management total addressable market has increased to $92 billion(1). This includes additional segmentation between enterprise and Small and Medium-Sized Business (SMB) • Multiple GROW with OpenText initiatives including our Summit program which focuses on growing our largest customers through our fantastic direct sales and global account teams • We are seeing strong double-digit growth in bookings from our first tranche of global accounts and expect similar results as the expanded investments made in our coverage matures • We continue to transition our significant and valuable install base to the cloud • We have boosted our combined renewal rate (off-cloud + cloud) from 91% to 94% over the past 5 years demonstrating resiliency during significant social, political, and economic macro events • In enterprise, we attained Global 10K (G10K) account coverage of 66%, on track to reach full coverage of 80%+ by end of CY'23 • We introduced the goal of doubling our international sales capacity and revenue, led by the cloud • We now have 2,000+ employees focused on SMB, including 500+ product & engineering experts • We highlighted Microsoft’s New Commerce Experience program, which is providing us with an opportunity to engage and grow our MSP partners in new ways. We are pleased with the early feedback and results • We sized our M&A pipeline at >$20B comprised of over 1,200 companies tracked by submarket • Over the next 5 years (FY'21 to FY'26), OpenText expects to invest $2.2 billion in R&D with 80%+ of future investments to be in cloud-based technology • Our product roadmap will create compelling cloud solutions that drive growth. Future development will also include more public cloud applications, deeper integrations into our partner clouds, such as integrating into Google Workspace, into Microsoft Office and M365, and deeper integration into SAP and other partners Information-Led Transformation is Driving Demand Looking ahead to the next 18 months, global businesses will continue to invest and own their digital capabilities to drive digital transformation – from modern work, customer experiences, supply chains, and security. OpenText solutions help organizations be future-oriented and create simplicity. The pace of rising compliance measures and labor costs has reinvigorated the attention on process automation and the need for information-led transformations. We expect these trends to continue as businesses face new challenges including inflation, the global competition for talent, ongoing economic volatility and growing cyber threats such as Log4J and geo-political uncertainty. (1) Source: Individual market reports from International Data Corporation (IDC). 4

Cloud Editions Positions OpenText for Continued Growth OpenText Cloud Editions supports over 3,000 private cloud customers, 11 million public cloud subscribers and more than 1 million trading partners to fuel growth and deliver next level cloud experiences for enterprises and SMBs. We have advanced our engineering processes to deliver a major product release every 90 days because our customers need easy end-to-end integrations in multi-cloud environments that keep evolving. As the leaders in Information Management, OpenText focuses our cloud innovation roadmap on enabling customers to find the right fit for them – whether that is off-cloud, private cloud, public cloud, or via APIs. Moreover, cybersecurity continues to be the top concern for many customers. OpenText continues to strengthen the security protocols of our cloud infrastructure and cloud offerings with multi-layered protection. The charge regarding business transformation tools and solutions and this battle rhythm has enabled us to rapidly bring compelling value to our customers. On March 2, 2022, we announced Cloud Editions 22.1, which introduced innovations that digitally empower teams to increase their productivity, optimize supply chains, and deliver personalized customer experiences at scale — all while increasing security and reducing risk. Accelerating Our Investments Over the next five years, OpenText plans to invest approximately $2.2 billion in R&D with 80% of that spending dedicated to advancing innovation across our clouds. As we accelerate our efforts in the cloud, we will continue to deliver robust innovation, driving public cloud solutions, self-service capabilities and co-innovate with our partners like SAP, Google, Microsoft and Amazon. Our development team of 4,500+ is delivering new release enhancements and business value to our customers every 90 days. • New cloud platform and innovations across our clouds • On track to reach 80% coverage (full coverage) of the G10K by end of CY’23 • Growing top customers and ecosystems through our Summit Program • Specific programs targeting competitive replacements • Dedicated, centralized services and renewals • Goal of doubling international sales coverage • New markets in the cloud: APIs, MDR as a service • Strategic partnerships with hyper-scalers: Microsoft Azure, Google and Amazon AWS • Partners: large strategic ecosystem including SAP, Microsoft, Salesforce and Global Systems Integrators (SIs) 5

Our Culture is Centered on Our Customers Our OpenText culture is truly customer-centered, and our performance continues to be driven by our focus on our customers’ priorities and commitment to outstanding execution. Our five purpose-driven cloud platforms offer end-to-end solutions to enable delivery of personalized customer experiences at scale — all while increasing security and reducing risk. With over 75,000 enterprise customers and over 800,000 SMB customers, OpenText is the top choice for the world’s largest organizations to help them accelerate their information-led transformations. We have the scale, expertise and breadth of our cloud solutions to provide the highest possible value for the largest organizations in the world. Forty of the 50 largest global supply chains are OpenText customers. Our top priority is to be the navigator for our customers’ cloud journeys. We have a number of customer success stories to highlight this quarter: Booz Allen Hamilton, an American management and information technology consulting firm, selected OpenText PLM Managed Services to strengthen its ability to provide client information across more domains and departments. Ecopetrol, a Fortune Global 500 company, the leading petroleum company in Colombia and one of the main petroleum companies in Latin America, migrated all their content from IBM P8 to OpenText Extended ECM. Société Générale, a French multinational investment bank and financial services company, extended its archiving capabilities with OpenText InfoArchive to support the merger of its retail banks. Elephant Insurance, a US auto insurance carrier and a subsidiary of UK leading insurer, Admiral Group, selected OpenText Exstream to generate, personalize and deliver omnichannel communications for their claims, policy and billing services. The Philippine National Bureau of Investigation, a government agency under the Department of Justice, selected OpenText EnCase Forensic and OpenText Tableau to present digital forensic evidence in courts. 6

Mergers and Acquisitions We see our M&A capabilities as a strategic competitive advantage and a foundational part of our Total Growth Strategy. The pipeline of opportunities for M&A is growing as valuations in the market become more attractive. We have the capital and leadership bandwidth to pursue our pipeline. Acquisitions enable us to further extend our Information Management leadership supporting our broader growth aspirations. M&A continues to be an important vector to double the company over the next 5 to 7 years and we have the financial strength and flexibility to deploy our M&A strategy at scale for long-term value creation. Acquisitions Create Foundation for OpenText’s SMB Powerhouse Offering Security remains a high priority for small and medium businesses. The acquisitions of Carbonite in 2019 and Zix in 2021 have provided us with a strong foundation to expand our footprint in the SMB market. The Zix integration is tracking to plan, and I have been very impressed with the talent Zix brings to OpenText, our new MSPs, and the deepening of our strategic relationship with Microsoft. We Stand with the People of Ukraine We stand with the people of Ukraine, whose country is being attacked in an unprovoked war against an independent sovereign nation with a democratically elected government. OpenText has ceased all direct business in Russia and Belarus and with known Russian-owned companies, and this will continue until the war ends and sanctions are lifted. We will continuously monitor the situation and adjust our business practices as required, keeping our employees, customers, and partners informed. OpenText is proud to be partnering with the United Nations Refugee Agency (UNHCR) and has made a $100,000 USD donation in support of their ongoing humanitarian efforts in Ukraine. We are also encouraging our employees to contribute to this important cause. This crisis has wide-ranging impacts on our customers, and we are ready to work quickly to help find solutions to any business disruptions. Protecting customer and partner data is our top priority. We will continue to adopt a proactive and vigilant approach in monitoring cyber-threats. We have a defined Security Incident process to address potential exposure and would immediately advise clients in the event of a breach or data privacy issues. 7

Conclusion OpenText has grown its revenues at a 13.2% compound annual growth rate over the last 5 years through a combination of organic growth and acquisitions. Over that same timeframe, our ARR grew even faster at 15.3% and Cloud revenues grew at 18.6%, leading to higher predictability of our business. In Q3, our ARR was 83% of total revenues. OpenText continues to accelerate its journey to be the leading Information Management company in the cloud and our position in this market has never been stronger. We will continue to invest in talent, innovation, and technology to drive our growth strategy. As we approach the end of FY’22, our confidence in the durability of our model remains strong. We remain committed to our Total Growth Strategy and creating shareholder value through growth, profitability, and capital efficiency. We are on track to meet our FY’22 targets and longer-term aspirations. OpenText has never been better positioned to make the most of the opportunities that are ahead of us. Mark J. Barrenechea OpenText CEO & CTO 8

Conference Call Information The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 1-800-319- 4610 (toll-free) or +1-604-638-5340 (international). Please dial-in 10 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at http://investors.opentext.com/investor-events-and-presentations. A replay of the call will be available beginning May 4, 2022, at 7:00 p.m. ET through 11:59 p.m. on May 18, 2022, and can be accessed by dialing 1-855-669-9658 (toll-free) or +1-604-674-8052 (international) and using passcode 8697 followed by the number sign. Please see Appendix below for our uses of non-GAAP based financial measures and a reconciliation of U.S. GAAP-based financial measures used in this Shareholder Letter, to Non-GAAP-based financial measures. Refer to our Form 10-Q or press release for a discussion of our financial results for the three and nine months ended March 31, 2022. Note: All dollar amounts in this Appendix are in thousands of U.S. Dollars unless otherwise indicated. About OpenText OpenText, The Information Company™, enables organizations to gain insight through market leading information management solutions, powered by OpenText Cloud Editions. For more information about OpenText (NASDAQ: OTEX, TSX: OTEX) visit opentext.com. Cautionary Statement Regarding Forward-Looking Statements This Letter contains forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws of the United States and Canada. All statements other than statements of historical facts are statements that could be deemed forward- looking statements. When we use words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “could,” “would,” “might,” “will” and variations of these words or similar expressions, we do so to identify forward- looking statements or information under applicable securities laws. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements, and are based on our current estimates, beliefs and assumptions, including management’s perception of historical trends, current conditions and expected future developments, as well as its expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. These forward-looking statements involve known and unknown risks and uncertainties, such as those relating to the duration and severity of the COVID-19 pandemic, including any new strains or resurgences, as well as our ability to develop, protect and maintain our intellectual property and proprietary technology and to operate without infringing on the proprietary rights of others. The actual results that we achieve may differ materially from any forward-looking statements, which speak only as of the date made. We undertake no obligation to revise or publicly release the results of any revisions to these forward-looking statements. For additional information with respect to risks and other factors which could materially affect our business, financial condition, operating results and prospects, including these forward-looking statements, see our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings we make with the Securities and Exchange Commission and other securities regulators. For these reasons, we caution you not to place undue reliance upon any forward-looking statements. 9

For more information, please contact: Harry E. Blount Senior Vice President, Global Head of Investor Relations Open Text Corporation 415-963-0825 investors@opentext.com Copyright ©2022 Open Text. OpenText is a trademark or registered trademark of Open Text. The list of trademarks is not exhaustive of other trademarks. Registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text. All rights reserved. For more information, visit: http://www.opentext.com/who-we-are/copyright-information. 10

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